Exhibit 10.1


                          AMERICAN UNITED GLOBAL, INC.

                              Employment Agreement
                                      with
                                Robert M. Rubin



                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      AGREEMENT made effective as of the 7th day of December 1999, by and between AMERICAN UNITED GLOBAL, INC., a Delaware corporation (hereinafter referred to as the "Company") and Robert M. Rubin, an individual with an address of c/o Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, New York, New York 10022 (hereinafter referred to as the "Employee").

                               W I T N E SSE T H:

      WHEREAS, the Company desires to retain the Employee to continue as its President and Chief Executive Officer; and

      WHEREAS, the Employee is willing to make himself available for advice and counsel to the Company in connection with its management and such other matters so that the Company may have the benefit of the Employee's knowledge and expertise.

      NOW THEREFORE, in consideration of the mutual covenants of the parties, which are hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1.  ENGAGEMENT.

          (a) The Company hereby retains the Employee in the employ of the Company as its President and Chief Executive Officer, upon the terms and conditions which are hereinafter set forth.

          (b) The Employee will render management services and other advice to the Company. Such advice may include, without limitation, the following: strategic planning, financial analysis, the introduction and arrangement of financing and other business transactions, product development, business modeling and planning, organizational development, human resources allocation and business development.

          (c) The Employee shall make himself available to the Company for telephone consultations and for meetings as reasonably requested.

          (d) Except for the requirements which are set forth in Section 1(c) of this Agreement, the Employee shall not be required to devote any minimum number of weeks, days or hours to the affairs of the Company during the term of this Agreement, although it is acknowledged that the performance of his duties may require substantial effort. Employee shall devote such additional time, attention and energies to the business of the additional time, attention and energies to the business of the Company as he, in the exercise of good faith and discretion, shall determine to be necessary during the term of this Agreement.

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      2. TERM. The term of this  Agreement  shall commence on the date set forth above and expire on the fifth anniversary thereof, unless this Agreement is terminated prior thereto pursuant to the terms of this Agreement (the "Term").

      3. COMPENSATION.

          (a) SALARY. During the Term of this Agreement the Company shall pay on behalf of Employee in consideration for his services a minimum annual base salary of $225,000, which shall be determined (if greater) by the Compensation Committee of the Board of Directors of the Company and as ratified by the entire Board. The salary shall be adjusted for any increase in the annual cost of living as published by the Bureau of Labor Statistics of the United States Department of Labor for wage earners in the New York City metropolitan area measured over the course of the immediately preceding fiscal year. Such salary shall be paid no less frequently than monthly.

          (b) NET INCOME BONUS. Employee shall be eligible to receive as compensation under the Agreement incentive bonuses of ten percent (10%) of the Company's net income, including all of its consolidated subsidiaries, if any, for any fiscal year as determined by the Company's independent auditors using generally accepted accounting principles, consistently applied, which bonus shall not exceed $1,000,000 for any fiscal year.

          (c) Intentionally Omitted.

          (d) REALIZED STOCK SALE BONUS. Employee shall be eligible to receive a bonus if during the term of this Agreement the Company completes the sale of part or all of its holdings of securities issued by eGlobe, Inc. ("eGlobe") or Western Power & Electric Corp. ("Western") and such sale exceeds $3,000,000 for either of eGlobe or Western. Such bonus shall equal ten percent of the sale price in excess of the applicable basis, but shall not exceed $3,000,000. Employee may therefore become entitled to receive certain bonuses in spite of the fact that the aggregate sale price of the Western Common Stock may be less than the public price of the outstanding shares of Common Stock.


          (e) INCENTIVE STOCK OPTIONS. Employees shall also receive as of the date hereof 250,000 incentive stock options under the 1996 Plan to purchase Common Stock which are exercisable for five years after the date hereof at $0.21 per share.

          (f) EXPENSES. The Company shall reimburse Employee for all reasonable expenses incurred by Employee in the performance of his duties hereunder, including without limitation, those incurred in connection with business related travel or entertainment, provided that the Employee provides reasonable documentation to substantiate such expenses and such expenditures shall have been authorized in writing by the Company.

          (g) EXCISE TAX. In the event that any payment or benefit received or to be

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received by Employee in connection  with a termination  of his  employment  with
Company  would  constitute  a  "parachute  payment"  within the  meaning of Code
Section 280G or any similar or successor provision to 280G and/or would be subject to any excise tax imposed by Code Section 4999 or any similar or successor provision then Company shall assume all liability for the payment of any such tax and Company shall immediately reimburse Employee on a "grossed-up" basis for any income taxes attributable to Employee by reason of such Company payment and reimbursements.

      4.  INTENTIONALLY OMITTED.


      5.  CONFIDENTIAL   INFORMATION;    INTELLECTUAL   PROPERTY   RIGHTS;   NON
          COMPETITION.

          (a) NONDISCLOSURE OF CONFIDENTIAL INFORMATION. During the term of this Agreement and at all times thereafter, Employee will keep confidential and will not directly or indirectly divulge to anyone nor use or otherwise appropriate for Employee's own benefit, or on behalf of any other person, firm, partnership or corporation by whom Employee might subsequently be employed or otherwise associated or affiliated with, any Confidential Information (as defined herein). For this purpose, "Confidential Information" means any and all trade secrets or other confidential information of any kind, nature or description concerning any matters affecting or relating to the business of the Company or any affiliate of the Company which derives economic value, actual or potential, from not being generally known to the public or the trade or to other persons who can obtain economic value from its disclosure or use and which is subject to efforts by

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the Company that are reasonable under the circumstances to maintain its secrecy.
Confidential Information does not include information which (a) is or becomes generally available to the public or the trade other than as a result of a disclosure by Employee or any of his agents or representatives, or (b) was within Employee's possession prior to its being furnished to Employee by the Company; provided that the source of such information in the case of either clause (a) or (b) was not bound by a confidentiality agreement or other contractual obligation of confidentiality with respect to such information or did not otherwise acquire or disclose such information wrongfully.

          (b) COMPANY INTELLECTUAL PROPERTY RIGHTS. All intellectual property rights, whether or not patentable or copyrightable, which (i) are made or developed with the equipment, supplies, facilities, product formulations, trade secrets, time or other assets of the Company; (ii) relate to the business, including anticipated research or development, of the Company that are developed during the term of this Agreement, or (iii) result from work performed by Employee for the Company, are and shall remain the sole property of the Company, and upon request made by the Company, Employee shall assign any and all rights, including copyrights, patents and patent rights, trade mark and trade dress rights, Employee may have therein to Company.

          (c) COMPANY MATERIALS. All reports and analysis, designs, drawings, contracts, contractual arrangements, specifications, computer software, computer hardware and other equipment, computer printouts, computer disks, documents, memoranda, notebooks, correspondence, files, lists and other records, and the like, and all photocopies or other reproductions thereof, affecting or relating to the business of Company which Employee shall prepare, use, construct, observe, possess or control ("Company Materials"), shall be and remain the sole property of Company. Upon termination of this Agreement, Employee shall deliver promptly to Company all such Company Materials.

          (d) CERTAIN RESTRICTIONS ON BUSINESS ACTIVITIES. During the term of this Agreement, Employee agrees that, except with the express written consent of the Company:

              (i) SOLICITATION OF CUSTOMERS, ETC. He will not, directly or indirectly, either for himself or for any other person, firm or corporation, divert or take away or attempt to divert or take away and, if the Employee's termination of employment results for Cause (as defined herein) or the Employee's voluntary termination of employment, for six (6) months after the term of this Employment Agreement, call on or solicit or attempt to call on or solicit in an attempt to so divert

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or take away any of  Company's  customers  or  distributors,  including  but not limited to, those upon whom Employee called or whom Employee solicited.

              (ii) SOLICITATION OF EMPLOYEES, ETC. He will not, directly or indirectly or by action in concert with others, induce or influence (or seek to induce or influence) any person who is engaged (as an employee, agent, independent contractor or otherwise) by Company to terminate his or her employment or engagement.

          (e) SEVERABILITY. Employee agrees, in the event that any provision of this Section 5 or any word, phrase, clause, sentence or other portion thereof shall be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this
Section 5 as modified legal and enforceable to the fullest extent permitted under applicable laws. The validity and enforceability of the remaining provisions or portions thereof shall not be affected thereby and shall remain valid and enforceable to the fullest extent permitted under applicable laws. A waiver of any breach of the provisions of this Section 5 shall not be construed as a waiver of any subsequent breach of the same or any other provision.

      6. WAIVERS. Except as otherwise specifically provided for in this Agreement, no party shall be deemed to have waived any of his or its rights hereunder under any other agreement, instrument or paper signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for in this Agreement, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

      7. ELECTION OF REMEDIES. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

      8. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement and any such instrument, which alone fully and completely expresses their Agreement.

      9. AMENDMENTS. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

      10. FURTHER ASSURANCES. The parties agree to execute any and all such other and further instruments and documents, and to take any actions reasonably required to effectuate this Agreement and the intents and purposes hereof.

      11. ASSIGNMENT. This Agreement shall not be assigned to other parties, provided,

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however,  this  Agreement  may be assigned by Company to an entity that acquires substantially all of the assets of Company.

      12. APPLICABLE LAW. This Agreement shall in all respects be governed by the internal laws of the State of New York.

      13. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors, and assigns.

      14.  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

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


      IN WITNESS WHEREOF, the parties to this Agreement have caused these presents to be signed by their duly authorized officers as of the day, month and year first above written.

                           AMERICAN UNITED GLOBAL INC.


                           By:   ---------------------------------
                                           Name:
                                           Title:

                           Employee:


                           --------------------------------
                                   Robert M. Rubin

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

                                      PROXY

                          AMERICAN UNITED GLOBAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS


                                OCTOBER 30, 2000


      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN UNITED GLOBAL, INC. TO BE HELD ON OCTOBER 30, 2000. THE SHAREHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

      The undersigned, a shareholder of American United Global, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Robert M. Rubin and David M. Barnes, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of the Stockholders to be held on Monday, October 30, 2000 at the offices of Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, New York, NY 10022, at 10:00 a.m. local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.


      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.


1. The Election of the following nominees for director to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: Robert M. Rubin, C. Dean McLain, Howard Katz, David
M. Barnes, Jeffrey Berman, Stephen Byers, Seymour Kessler and Allen Perres.


FOR ALL NOMINEES  /  /
(EXCEPT AS MARKED TO THE CONTRARY)

WITHHOLD ALL NOMINEES      /  /


AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED INDIVIDUALS SHOULD BE INDICATED BY CLEARLY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE.


2. To authorize an amendment to the Company's Certificate of Incorporation changing the Company's name to "Intertech Capital, Inc."

              / /  FOR            / /  AGAINST            / /  ABSTAIN


3. To authorize and approve the Company's 2000 Employee Stock Option Plan which contains options upon the exercise of which up to 6,000,000 shares of Common Stock would be available for issuance.


              / /  FOR            / /  AGAINST            / /  ABSTAIN

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4.    To authorize  and ratify the sale of all of the assets of American  United
Products, Inc. and American United Seal, Inc., engaged in the Company's Manufacturing Business to subsidiaries of Hutchinson Corporation under the terms of the Sale Agreement, and to ratify of the terms of the Sale Agreement, all exhibits thereto and the transactions contemplated thereby.

              / /  FOR            / /  AGAINST            / /  ABSTAIN


5. To authorize and ratify the issuance of shares of the Company's Series B-1 Convertible Preferred Stock issued in connection with the acquisition of Old Connectsoft, effective as of July 31, 1996.

              / /  FOR            / /  AGAINST            / /  ABSTAIN


6. To authorize and ratify the issuance of 400,000 shares of the Company's Series B-2 Convertible Preferred Stock issued in connection with a $10,000,000 Private Placement in January 1997.

              / /  FOR            / /  AGAINST            / /  ABSTAIN


7. To authorize and ratify the amendment and restatement of the employment agreement between the Company and Robert M. Rubin, the Company's Chief Executive Officer.

              / /  FOR            / /  AGAINST            / /  ABSTAIN


8. To authorize and ratify an amendment to the Company's Certificate of Incorporation reducing the authorized capital stock from 67,700,000 to 42,700,000 shares and the authorized Common Stock from 65,000,000 to 40,000,000 shares, and removing all classifications of the Common Stock.

              / /  FOR            / /  AGAINST            / /  ABSTAIN

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9.    To  authorize  and ratify the  appointment  of  PricewaterhouseCoopers  as independent auditors for the Company for the fiscal years ending July 31, 1999 and July 31, 2000.


              / /  FOR            / /  AGAINST            / /  ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

              / /  FOR            / /  AGAINST            / /  ABSTAIN

                         Dated: ______________________, _____[Month, Date, Year]


                                  ---------------------------------------
                                  Signature
                                  Print Name:

                                  ---------------------------------------
                                  Signature, if Jointly Held
                                  Print Name:
                                  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                  HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                  The Board of Directors requests that you fill in the date and sign the Proxy and return it in the enclosed envelope.


                         IF THE PROXY IS NOT DATED ABOVE
                          IT WILL BE DEEMED TO BE DATED
                      ON THE DAY ON WHICH IT WAS MAILED BY
                                  THE COMPANY .

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EXHIBITS.